						Filed Pursuant to Rule 497(e)
						of the Securities Act of 1933


                                                                   April 1, 2020


                                 PIONEER FUNDS

SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


    FUND                                         DATE OF PROSPECTUS
    Pioneer Strategic Income Fund                February 1, 2020
    Pioneer Emerging Markets Equity Fund         February 1, 2020
    Pioneer Equity Income Fund                   March 1, 2020
    Pioneer Flexible Opportunities Fund          March 1, 2020
    Pioneer Floating Rate Fund                   March 1, 2020
    Pioneer Global High Yield Fund               March 1, 2020
    Pioneer Global Multisector Income Fund       March 1, 2020
    Pioneer High Yield Fund                      March 1, 2020
    Pioneer Mid Cap Value Fund                   March 1, 2020
    Pioneer Fund                                 May 1, 2019
    Pioneer Real Estate Shares                   May 1, 2019
    Pioneer Core Equity Fund                     May 1, 2019
    Pioneer Multi-Asset Ultrashort Income Fund   August 1, 2019
    Pioneer Dynamic Credit Fund                  August 1, 2019
    Pioneer Fundamental Growth Fund              August 1, 2019
    Pioneer Bond Fund                            November 1, 2019
    Pioneer Balanced ESG Fund                    December 1, 2019
    Pioneer Multi-Asset Income Fund              December 1, 2019
    Pioneer Solutions - Balanced Fund            December 1, 2019
    Pioneer Disciplined Growth Fund              December 31, 2019
    Pioneer Disciplined Value Fund               December 31, 2019
    Pioneer Global Equity Fund                   December 31, 2019
    Pioneer High Income Municipal Fund           December 31, 2019
    Pioneer Corporate High Yield Fund            December 31, 2019



The following supplements any information to the contrary in each fund's summary prospectus, prospectus and statement of additional information.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through the following intermediaries.


OPPENHEIMER & CO. INC. ("OPCO")
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or statement of additional information.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT OPCO
o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
o Shares purchased by or through a 529 Plan
o Shares purchased through an OPCO affiliated investment advisory program
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
o Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and
  (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
o A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
o Employees and registered representatives of OPCO or its affiliates and their family members
o Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC WAIVERS ON A, B AND C SHARES AVAILABLE AT OPCO
o Death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Return of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the prospectus
o Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
o Shares acquired through a right of reinstatement

FRONT-END LOAD DISCOUNTS AVAILABLE AT OPCO: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT
o Breakpoints as described in this prospectus.
o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets



















                                                                   32033-00-0420
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC